EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350)

       I, Merrill B. Blanksteen, Executive Vice President, Chief Financial Officer and Treasurer hereby certifies that NewAlliance Bancshares, Inc.’s report on Form 10-K for the year ended December 31, 2004 fully complies with the requirements of Section 13 (a) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of NewAlliance Bancshares, Inc.

/s/ Merrill B. Blanksteen
Merrill B. Blanksteen
Executive Vice President, Chief Financial Officer and Treasurer

Date:     March 14, 2005

Note: A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to NewAlliance Bancshares, Inc. and will be retained by NewAlliance Bancshares, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

The foregoing certification is being furnished to the Securities and Exchange Commission and shall not be considered filed as part of the Report.